UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2008
TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 397-8100
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 15, 2008, TeleTech Holdings, Inc. (the “Company”) received an Additional NASDAQ Staff Determination letter in connection with the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as required by NASDAQ Marketplace Rule 4310(c)(14) (the “May 15 Letter”). As set forth in the May 15 Letter, this matter serves as an additional basis for delisting the Company’s securities. The Company is required to present its views with respect to this additional deficiency to the NASDAQ Listing and Hearing Review Council (the “Listing Council”) in writing no later than May 22, 2008.
Previously, the Company had received similar notices (dated November 14, 2007 and March 5, 2008) from the NASDAQ Staff after the Company failed to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2007. As previously announced, these late filings are attributable to the Company’s review of its historical equity-based compensation practices and the restatements of previously issued financial statements. However, the Company appealed the NASDAQ Staff’s November 14, 2007 notice and, ultimately, the Listing Council, in a letter dated March 18, 2008: (i) stayed an earlier decision of the NASDAQ Listing Qualifications Panel requiring the filing of all required periodic reports by May 12, 2008; and (ii) requested that the Company provide an update on its efforts to file the delayed periodic reports by May 30, 2008 (the “March 18 Letter”).
The Company is working diligently with its current and former independent auditors to become current with its periodic filings with the Securities and Exchange Commission. The Company intends to fully comply with the March 18 Letter and the May 15 Letter by providing NASDAQ with the information requested within the specified time deadlines.
A press release issued by the Company on May 21, 2008 regarding the May 15 letter and setting forth additional background information, is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release dated May 21, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)
Date: May 21, 2008	By:	/s/ Kenneth D. Tuchman
Kenneth D. Tuchman
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 21, 2008.